 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Soliciting Material Pursuant to Rule §240.14a-12

Pharma-Bio Serv, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PHARMA-BIO SERV, INC.
Pharma-Bio Serv Building
#6 Road 696
Dorado, Puerto Rico, 00646

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 29, 2019

To our Stockholders:

The Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the “Company”) will be held on Wednesday, May 29, 2019, at 9:30 a.m. local time at the Hilton Philadelphia at Penn's Landing located at 201 South Christopher Columbus Boulevard, Philadelphia, Pennsylvania 19106 for the following purposes:

1.           The election of two (2) directors as Class III directors to serve for a term until the 2022 Annual Meeting of Stockholders or until successors are duly elected and qualified;

2.           The ratification of the selection of Crowe PR PSC as the Company's independent certified public accountants for the fiscal year ending October 31, 2019;

3.           A non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”);

4.           A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years; and

5.           The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on April 18, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2018 is being mailed with this proxy statement.

By order of the Board of Directors,

By: /s/ Pedro J. Lasanta
Pedro J. Lasanta
Chief Financial Officer, Vice President -
Finance and Administration and Secretary

Dorado, Puerto Rico
April 26, 2019
IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2019

The Company's proxy statement and the 2018 Annual Report on Form 10-K are available at

http://www.pharmabioserv.com

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE OR USE THE INTERNET VOTING SYSTEM AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD OR BY USE OF THE INTERNET VOTING SYSTEM, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PHARMA-BIO SERV, INC.
Pharma-Bio Serv Building
#6 Road 696
Dorado, Puerto Rico, 00646

PROXY STATEMENT

Annual Meeting of Stockholders
To be held on May 29, 2019

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Pharma-Bio Serv, Inc. of proxies to be voted at our 2019 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on Wednesday, May 29, 2019, at 9:30 a.m. local time at the Hilton Philadelphia at Penn's Landing located at 201 South Christopher Columbus Boulevard, Philadelphia, Pennsylvania 19106. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 26, 2019. In this proxy statement Pharma-Bio Serv, Inc. and its subsidiaries are referred to as the “Company,” “we,” “our” or “us.”

Purposes of the Meeting

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)           The election of two directors as Class III directors to serve for a term until the 2022 Annual Meeting of Stockholders or until successors are duly elected and qualified (the “Election of Directors Proposal”);

(2)           The ratification of the selection of Crowe PR PSC as the Company's independent certified public accountants for the fiscal year ending October 31, 2019;

(3)           A non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”);

(4)           A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years; and

(5)           The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company's common stock at the close of business on April 18, 2019, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 22,996,481 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of our common stock constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. . Under New York Stock Exchange rules, a broker does not have the discretion to vote on Proposal 1 – Election of Directors, Proposal 3 – Say on Pay and Proposal 4 – Frequency of the Vote on Say on Pay. As a result, any broker that is a member of the NYSE will not have the discretion to vote Proposals 1, 3 and 4. A broker non-vote or an abstention will have no effect on the Proposals 1, 3 and 4.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 – the Election of Directors Proposal, “FOR” Proposal 2 – the Auditor Ratification Proposal, “FOR” Proposal 3 - the approval of the Say on Pay proposal, and for the selection of “3 YEARS” as the frequency with which stockholders are provided an advisory vote on Say on Pay. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of American Stock Transfer & Trust Company, our transfer agent, a proxy card for voting those shares will be included with this proxy statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this proxy statement to instruct it how to vote your shares.

The Board of Directors urges you to promptly date, sign and mail your proxy or to use the internet voting system set forth in the proxy, in the form enclosed with this proxy statement, to make certain that your shares are voted at the Annual Meeting. Proxies in the enclosed or other acceptable form that are received in time for the Annual Meeting will be voted. However, you may revoke your proxy at any time prior to its use by a revocation in writing to the Corporate Secretary at the Company's principal executive offices at #6 Road 696 Dorado, Puerto Rico, 00646 or a later dated proxy that is received in sufficient time by the Company prior to the Annual Meeting; and, if you attend the Annual Meeting, you may vote your shares in person.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card or by internet. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below. To obtain directions to the Annual Meeting, please visit the hotel's website at http://www3.hilton.com/en/hotels/pennsylvania/hilton-philadelphia-at-penns-landing-PHLPNHH/maps-directions/index.html#.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to Pedro J. Lasanta, Chief Financial Officer, Vice President - Finance and Administration and Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of five (5) directors divided into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

At the 2013 Annual Meeting of Stockholders, our stockholders approved an amendment to our Certificate of Incorporation, which phased-in the classification of our Board of Directors which began at the 2013 Annual Meeting of Stockholders. Pursuant to this amendment, the director initially elected in Class I stood for election at the 2014 Annual Meeting of Stockholders for a term expiring at the 2017 Annual Meeting of Stockholders. The directors initially elected in Class II stood for election at the 2015 Annual Meeting of Stockholders for a term expiring at the 2018 Annual Meeting of Stockholders and the directors initially elected in Class III stood for election at the 2016 Annual Meeting of Stockholders for a term expiring at the 2019 Annual Meeting of stockholders.  At this Annual Meeting of Stockholders and each Annual Meeting of Stockholders thereafter, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, and until their successors have been duly elected and qualified.

Our Class I director is Irving Wiesen; our Class II directors are Kirk Michel and Dov Perlysky; and our Class III directors are Elizabeth Plaza and Howard Spindel.

Our Board of Directors is recommending that Elizabeth Plaza and Howard Spindel, our Class III directors, be re-elected to serve for a term until the 2022 Annual Meeting of Stockholders or until successors are duly elected and qualified.  If Elizabeth Plaza and Howard Spindel become unavailable for any reason, a situation which is not anticipated, substitute nominees may be proposed by the board, and any shares represented by proxy will be voted for the substitute nominees, unless the board reduces the number of directors.

The following table sets forth certain information concerning the nominees for director and each of the other members of the Board of Directors:

Name	Age	Positions with the Company	Director Since	Year Term Expires and Class
Elizabeth Plaza (3)	55	Chairman of the Board	2006	2019 Class III
Kirk Michel (1),(2)	63	Director	2006	2021 Class II
Dov Perlysky (2),(3)	56	Director	2004	2021 Class II
Howard Spindel (1)	73	Director	2006	2019 Class III
Irving Wiesen (1),(2),(3)	64	Director	2006	2020 Class I
_________________________

(1)
Member of the Audit Committee and Compensation Committee.

(2)
Member of the Mergers and Acquisition Committee.

(3)
Member of the Nominating Committee.

CLASS I - TERM EXPIRING AT 2020 ANNUAL MEETING

Irving Wiesen, a director since January 2006, has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. For more than the past ten years he has been of counsel to the New York law firms, Ullman, Shapiro and Ullman, LLP and Cohen, Tauber, Spievack & Wagner. Prior to that, Mr. Wiesen was a partner in the New York food and drug law firm, Bass & Ullman, and also served as division counsel of Boehringer Ingelheim Pharmaceuticals, Inc. Mr. Wiesen represents pharmaceutical, medical device and biotechnology companies in all aspects of FDA regulation, corporate practice and compliance, litigation and allied commercial transactions. Mr. Wiesen received his J.D. degree from the New York University School of Law and holds an M.A. in English Literature from Columbia University and a B.A., cum laude, from Yeshiva University.

Mr. Wiesen brings extensive leadership, business, and legal experience to the Board. He has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. His experience as a practicing lawyer in the pharmaceutical and medical device industries has given him broad understanding and expertise, particularly relating to legal and industry matters impacting the Company.

CLASS II - TERM EXPIRING AT 2021 ANNUAL MEETING

Kirk Michel, a director since January 2006, is the founder and a managing director of KEMA Advisors, Inc. (KEMA). Founded in 2000, KEMA is a boutique investment banking firm located in Hillsborough, North Carolina. KEMA provides corporate finance advisory services to middle market companies and governmental agencies. Prior to KEMA, from 1995 to 2000, Mr. Michel was the co-founder and a managing director of Bahia Group Holdings, LLC, which provided corporate finance, public finance and merger and acquisition services to middle market companies and governmental agencies. Mr. Michel holds a M.B.A. degree in Finance and Accounting from the Columbia University Graduate School of Business and a B.A. in Economics from Northwestern University.

Mr. Michel brings extensive leadership, business, and finance experience to the Board. His experience as an investment banker has given him broad understanding and expertise, particularly relating to business and finance matters.

Dov Perlysky, a director since 2004, has been the managing member of Nesher, LLC, a private investment firm since 2000. From 1998 until 2002, Mr. Perlysky was a vice president in the private client group of Laidlaw Global Securities, a registered broker-dealer. He received his B.S. in Mathematics and Computer Science from the University of Illinois in 1985 and a Masters in Management from the JL Kellogg Graduate School of Northwestern University in 1991. Mr. Perlysky is currently a director of Enzo Biochem, Inc., a growth-oriented life sciences and clinical laboratory company listed on the New York Stock Exchange, and Highlands Bancorp, Inc., a New Jersey community bank, and was a director of Engex, Inc., a closed end investment company until its dissolution in 2018.

Mr. Perlysky brings extensive leadership and business experience, as well as an in-depth understanding of the Company's history and tremendous knowledge of our business and the pharmaceutical industry, to the Board. His experience as the former president of the Company has given him broad understanding and expertise, particularly relating to the Company's business and industry.

CLASS III - TERM EXPIRING AT 2019 ANNUAL MEETING

Elizabeth Plaza has served as the Chairman of the Board since January 2006. Also, Ms. Plaza assumed the role of Senior Strategic Consultant of the Company on January 1, 2013 through Strategic Consultants International, LLC. Ms. Plaza served as our president and chief executive officer from January 2006 to December 2012, and as our principal executive officer from January 1, 2014 to December 31, 2014. Ms. Plaza founded Pharma-Bio Serv PR, Inc., a division of Pharma-Bio Serv, Inc., on February 1993. Prior to founding her own company, she worked for Warner Lambert, Inc, and McNeil Pharmaceutical, a Johnson & Johnson company, as a Pharmaceutical Scientist. Ms. Plaza graduated from the University of Puerto Rico, Magna Cum Laude with a degree in Pharmaceutical Sciences. Also, Ms. Plaza has attended the Executive Development program of the Massachusetts Institute of Technology (MIT) and the Kellogg Management Development Program for Minority CEO’s at Northwestern University in Illinois.

Ms. Plaza is and has been a member of numerous professional organizations. She served as a member of the US Department of Commerce, MBDA, and Washington DC National Advisory Council on Minority Business Enterprise from 2010-2013; she is a director of the Board of Directors of the Puerto Rico Manufacturers Association ("PRMA") and CEAL (Latin American Entrepreneur Council), and the President of the Industrial Women Chapter under PRMA; and she served on the Export Commerce Advisory Council for Puerto Rico Government from 2009-2012. On her philanthropic activities, she is founder and President of the Board of Directors of nonprofit 501c3 foundation Ángeles Vivientes, which provides programs and education on children mistreatment prevention.

Ms. Plaza brings extensive leadership and business experience, as well as an in-depth understanding of the Company's history and tremendous knowledge of our business and the pharmaceutical industry, to the Board. Her experience as an entrepreneur serving the pharmaceutical industry has given her broad understanding and expertise, along with a strong network of industry professionals and executives in the industry in Puerto Rico and abroad.

Howard Spindel, a director since January 2006, has been a consultant with Integrated Management Solutions, a securities industry consulting and recruitment firm which he founded, since 1985. In this capacity, he has also acted as a financial and operations principal, general securities principal, registered representative and options principal for several broker-dealers during this period. He is also a director of Oak Tree Educational Partners, Inc., a training company, and was a director of Engex, Inc., a closed end investment company until its dissolution in 2018. Mr. Spindel received a B.S (Accounting) degree from Hunter College in 1968 and is a former Certified Public Accountant.

Mr. Spindel brings extensive leadership, business, and accounting experience to the Board. His experience as a consultant, certified public accountant and board member to other companies has given him broad understanding and expertise, particularly relating to business, accounting and finance matters.

Family Relationships

There are no family relationships among our executive officers and directors.

Vote Required and Recommendation

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Stockholders do not have the right to cumulate their votes for directors.

The Board of Directors recommends a vote “FOR” the nominees listed above.

Directors' Compensation

Effective January 1, 2014, the Compensation Committee of the Board approved the following compensation to our non-employee directors (i) a $10,000 quarterly retainer fee and (ii) an automatic annual stock option grant of 20,000 shares to be granted on the tenth day of January each year. Also, each non-employee director received an option to purchase 25,000 shares of the Company’s common stock on the date of his first election. Ms. Plaza received consulting fees during the year ended October 31, 2018 as set forth below. Ms. Plaza did not receive compensation as a director for the year ended October 31, 2018.

The following table summarizes the compensation earned and paid to our directors for the year ended October 31, 2018.

Name	Fees Earned (1)	Option Awards (2)(3)	All Other Compensation	Total
Elizabeth Plaza	$-	$-	$681,502(4)	$681,502(4)
Kirk Michel	$40,000	$5,397	$-	$45,397
Dov Perlysky	$40,000	$5,397	$-	$45,397
Howard Spindel	$40,000	$5,397	$-	$45,397
Irving Wiesen	$40,000	$5,397	$-	$45,397

(1)
Except for Elizabeth Plaza, during the fiscal year ended October 31, 2018 all members of the Board of Directors individually earned and were paid fees of $40,000 each.

(2
Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the compensation costs recognized by us in fiscal year 2018 for option grants that were made to directors as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth under Note K - Stock Options, Restricted Stock Units and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2018, included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2018.

(3)
The options grants have a term of five years from the grant date and an exercise price equal to the fair market value on the date of grant. The options are exercisable as to 50% of the shares six months from the date of grant and as to the remaining 50% 18 months from the date of grant.

(4)
Represents consulting fees, incentive fee, bonus and company lease payments for the vehicle under Elizabeth Plaza’s use for the year ended October 31, 2018 in the amount of $421,000, $120,000, $125,000 and 15,502, respectively. The incentive fee and bonus were paid on December 2018. For additional information regarding these consulting fees, see Employment Agreements and Consulting Agreement- Elizabeth Plaza - Consulting Agreement above.

As of October 31, 2018, each of the below named directors held the following number of options to purchase shares of common stock:

Messrs. Spindel, Michel, and Wiesen
Grant Date	Options	Exercise Price
1/10/2014	20,000	$2.05
1/10/2015	20,000	$1.28
1/10/2016	20,000	$0.95
1/10/2017	20,000	$0.91
1/10/2018	20,000	$0.52

Mr. Perlysky
Grant Date	Options	Exercise Price
1/10/2014	20,000	$2.05
1/10/2015	20,000	$1.28
1/10/2016	20,000	$0.95
1/10/2017	20,000	$0.91
1/10/2018	10,000	$0.52

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended October 31, 2018 (“fiscal 2018”) and continues to meet regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2018, the Board of Directors held five (5) meetings, and took two (2) actions by written consent. During fiscal 2018, all directors attended at least 75% of all Board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company's annual meeting. Ms. Plaza and Mr. Perlysky attended the 2018 Annual Meeting of Stockholders.

The Board has determined that the following directors are independent pursuant to Nasdaq Rule 5605 (“Nasdaq Rules”) (even though the Company's securities are not traded on the Nasdaq market): Kirk Michel, Dov Perlysky, Howard Spindel and Irving Wiesen.

Code of Ethics

We have adopted a Code of Ethics that applies to all our senior management, including our principal executive officer, principal financial officer and principal accounting officer, and directors. We intend to post amendments to or waivers from our Code of Ethics (to the extent applicable to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or controller, or persons performing similar functions) on our website, www.pharmabioserv.com. Our website is not part of this proxy statement.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Principal Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, the positions of Chairman and Chief Executive Officer are separate at Pharma-Bio Serv, Inc. Elizabeth Plaza serves as our Chairman and Victor Sanchez serves as our President and Chief Executive Officer. At this time, the Company believes this segregation allows the Board of Directors to effectively provide guidance to and oversight of its management. Also, this structure allows Ms. Plaza the opportunity to focus on the Company's strategic expansion into new markets and mergers and acquisition activities.

Currently, the Company has not designated a lead independent director and executive sessions of the Board of Directors are presided over by the Chairman of the Board Committee having authority over the subject matter discussed at the executive session, as appropriate. We believe this leadership structure is appropriate based on the Company's size and characteristics and its commitment to a strong, independent Board of Directors, exemplified by four out of five of its directors qualifying as an independent director.

Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management's assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board of Directors consider the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Mergers and Acquisition Committee, and the Nominating Committee.

Audit Committee

The members of the Audit Committee are Howard Spindel, Chairman, Kirk Michel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Audit Committee consist of but are not limited to: (1) overseeing the financial reporting process; (2) meeting with our external auditors regarding audit results; (3) engaging and ensuring independence of our outside audit firm and (4) reviewing the effectiveness of the Company's internal controls. The Audit Committee met three (3) times during fiscal 2018, and took one (1) action by written consent.

Our Board has determined that Mr. Spindel qualifies as an “Audit Committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002. Our Board of Directors has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee's charter is located on our website at www.pharmabioserv.com.

Compensation Committee

The members of the Compensation Committee are Kirk Michel, Chairman, Howard Spindel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: (1) approving salaries and incentive compensation of executive officers, as well as the compensation of our Board members; (2) reviewing compensation plans, policies and benefit programs for employees, generally and (3) administering the employee stock option and benefit plans, when designed by the Board. While performing its duties, the Compensation Committee receives substantial input from the Principal Executive Officer regarding the appropriate level and type of compensation for our executives, excluding the compensation paid to the Principal Executive Officer. The Compensation Committee has determined that no risks exist rising from the Company's compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee did not retain a compensation consultant to review our policies and procedures with respect to executive compensation for fiscal 2018.  The Compensation Committee took held four (4) meetings during fiscal 2018. A copy of the Compensation Committee's charter is located on our website at www.pharmabioserv.com.

Mergers and Acquisitions Committee

The members of the Mergers and Acquisitions Committee are Dov Perlysky, Kirk Michel and Irving Wiesen. Messrs. Michel, Perlysky and Wiesen are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Mergers and Acquisitions Committee consist of (1) reviewing and providing guidance to management and the Board with respect to business development activities including acquisitions, investment and divestiture strategies, (2) assisting management in the assessment of potential transactions, and (3) advising management and the Board in the selection and use of financial, legal and other advisors.

Nominating Committee

The members of the Nominating Committee are Dov Perlysky, Elizabeth Plaza and Irving Wiesen. We have not adopted a written charter for this committee at the present time. If the Nominating Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Nominating Committee considers candidates from a variety of sources. The process followed by the Nominating Committee to identify and evaluate candidates include (a) meetings to evaluate biographical information and background material relating to candidates, (b) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by us in reports filed with the SEC, (c) conducting background investigations by qualified independent organizations experienced in conducing criminal and civil investigatory reviews, (d) interviews of selected candidates by members of the Board and (e) such other personal and financial reviews and analyses as the Nominating Committee may deem appropriate in connection with the consideration of candidates. While the Nominating Committee does not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

Recommendations by the Nominating Committee of candidates for inclusion in the Board slate of director nominees are based upon criteria such as business experience and skills, independence as defined by the Nasdaq listing requirements (even though the Company's securities are not traded on the Nasdaq market) or other independence standard deemed appropriate by the Nominating Committee, distinction in their activities, integrity, the ability to commit sufficient time and attention to the Board's activities and the absence of potential conflicts with the Company's interests. The Nominating Committee also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluation of all prospective nominees. The Nominating Committee considers candidates for Board membership, including those suggested by stockholders applying the same criteria to all candidates. We intend to adopt a stockholder nomination policy in the near future. The Nominating Committee took one action by written consent and held no meetings during fiscal 2018.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board of Directors should address the communication either to the Board of Directors or to the individual director c/o Mr. Pedro J. Lasanta, Chief Financial Officer, Vice President - Finance and Administration and Secretary, c/o Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646. Mr. Lasanta will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is directed to a director.

Nominees for Director

Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our secretary at our principal executive offices. In order to be timely, the notice must be delivered as follows:

●
in the case of an annual meeting, not less than 120 calendar days prior to the anniversary date of the Company's release of the proxy statement to shareholders in connection with the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year's annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

●
in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder's notice to the secretary must set forth:

●
as to each person whom the stockholder proposes to nominate for election as a director (a) his or her name, age, business address and residence address, (b) his or her principal occupation and employment, (c) the number of shares of our common stock owned beneficially or of record by him or her and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC thereunder; and

●
as to the stockholder giving the notice (a) his or her name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him or her that he or she is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in this notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the SEC thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Any person who desires to nominate a candidate for director at our 2020 Annual Meeting should provide the information required not later than December 28, 2019.

PROPOSAL 2: SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We are asking our stockholders to ratify the Audit Committee's selection of Crowe PR PSC (formerly known as Horwath Velez & Co. PSC) ("Crowe") as our independent certified public accountants for the year ending October 31, 2019. If the stockholders do not ratify the appointment of Crowe, the selection of  our independent certified public accountants may be reconsidered by our Audit Committee.

We engaged Crowe as our independent public accountants on September 25, 2006.  Crowe audited the Company's consolidated financial statements for the fiscal years ended October 31, 2018 and 2017, which are included in our Annual Report for the year ended October 31, 2018.  Representatives of  Crowe are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Description of services:	Fiscal 2018	Fiscal 2017
Audit Fees	$45,500	$45,500
Audit-Related Fees	28,700	27,900
Tax Fees	9,674	10,824
All Other Fees	6,000	6,000
Total Fees	$89,874	$90,224

Audit fees above are professional services associated with the integrated audit of our consolidated financial statements. Audit-Related fees are primarily attributable to services rendered in connection to reviews of our quarterly condensed financial statements. Tax fees are attributable to international tax compliance services. All other fees are primarily attributable to retirement plan compliance audit services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  Crowe and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee approved one hundred percent (100%) of all services provided by Crowe during fiscal 2018 and 2017.

The Audit Committee has considered the nature and amount of the fees billed by Crowe , and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Crowe’s independence.

Vote Required and Recommendation

The proposal to approve the selection of Crowe as our independent accountant for the fiscal year ending October 31, 2019 requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote “FOR” the proposal.

PROPOSAL 3: NON−BINDING ADVISORY VOTE ON SAY ON PAY

Background of the Proposal

The Dodd−Frank Act requires all public companies to hold a separate non−binding advisory shareholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each such company’s proxy statement (commonly known as a “Say on Pay” proposal).  Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on Say on Pay at the Annual Meeting.

Executive Compensation

The Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executives that are commensurate and aligned with our performance and advances both short and long-term interest of ours and our shareholders.  We seek to achieve these objectives through two principal compensation programs:  a base salary and long-term equity incentives, in the form of grants of stock options.  Base salaries are designed primarily to attract and retain talented executives.  Grants of stock options are designed to provide a strong incentive for achieving long-term results by aligning interests of our executives with those of our stockholders, while at the same time encouraging our executives to remain with us.  The Board of Directors believes that our compensation program for our executive officers is appropriately based upon our performance and the individual performance and level of responsibility of the executive officer.

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Pharma-Bio Serv, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Pharma-Bio Serv, Inc.'s Proxy Statement for the 2019 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and any related information found in the proxy statement of Pharma-Bio Serv, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

The advisory vote on the Say on Pay proposal requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote “FOR” the Say on Pay proposal.

 PROPOSAL 4: NON BINDING ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON SAY ON PAY IN FUTURE YEARS

Background of the Proposal

The Dodd−Frank Act also requires all public companies to hold a separate non−binding advisory shareholder vote with respect to the frequency of the vote on the Say on Pay proposal thereafter. Companies must give stockholders the choice of whether to cast an advisory vote on the Say on Pay proposal every year, every two years, or every three years (commonly known as the “Frequency Vote on Say on Pay”). Shareholders may also abstain from making a choice, pursuant to proposed rules recently issued by the SEC. After such initial votes are held, the Dodd−Frank Act requires all public companies to submit to their shareholders no less often than every six years thereafter the Frequency Vote on Say on Pay. The Company’s stockholders first voted on this resolution at the 2013 Annual Meeting of Stockholders at which time more than a majority of the votes cast were voted to have the say on pay proposal presented every three years.  Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on the frequency of Say on Pay in future years at the Annual Meeting.

Frequency Vote on Say on Pay

As discussed above, the Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executives that are commensurate and aligned with our performance and advances both short and long-term interest of ours and our shareholders.  The Board of Directors believes that giving our stockholders the right to cast an advisory vote every three years on their approval of the compensation arrangements of our named executive officers provides the Board of Directors sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement changes, as needed, to our executive compensation program.

Although the Board of Directors recommends that the Say on Pay proposal be voted on every three years, our shareholders will be able to specify one of four choices for the frequency of the vote on the Say on Pay proposal as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain.  This is an advisory vote and will not be binding on the Board of Directors or the Company, the Board of Directors may determine that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than may be indicated by this advisory vote of our shareholders.  Nevertheless, the Compensation Committee will take into account the outcome this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

Vote Required and Recommendation

The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders.

The Board of Directors recommends the selection of every “THREE YEARS” as your preference for the frequency with which shareholders are provided an advisory vote on Say on Pay.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Crowe PR PSC (formerly known as Horwath Velez & Co. PSC) ("Crowe") as our independent public accountants to report on the conformity of the Company's financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1)           The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2)           The Audit Committee has discussed with Crowe the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 1301, Communications with Audit Committees.

3)           The Audit Committee has also received the written disclosures and the letter from Crowe required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of  Crowe with that firm.

4)           Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2018, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Howard Spindel, Chairman
Kirk Michel
Irwin Wiesen

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Age	Position
Victor Sanchez	48	Chief Executive Officer, President and President of European Operations
Pedro J. Lasanta	59	Chief Financial Officer, Vice President - Finance and Administration and Secretary

Victor Sanchez has served as our Chief Executive Officer and President since January 1, 2015 and as the President of the European Operations of the Company since January 2011. Prior to joining the Company, he served as Operations Manager in the LOCM and OSD divisions of Merck Sharp & Dohme (“MSD”), a pharmaceutical company, in Madrid, Spain from April 2010 to January 2011 and as Operations Manager of the LOCM division of Schering-Plough S.A., a pharmaceutical company, in Madrid, Spain, from September 2004 to April 2010. He served as Quality Control Validations Manager for Schering-Plough Products, LLC, a pharmaceutical company (“Schering-Plough”), in Puerto Rico from December 2000 to August 2004 and as Quality Control Laboratory Supervisor of Schering-Plough from April 1996 to December 2000. Mr. Sanchez holds a Bachelor of Science in Chemistry, summa cum laude, and a M.B.A. in Industrial Management, cum laude, from the Interamerican University of Puerto Rico. He holds a Post Graduate Diploma in Pharmaceutical Validation Technology from the Dublin Institute of Technology, Ireland. Mr. Sanchez is a chemist licensed by the Puerto Rico State Department and a member of the American Chemical Society, the Parenteral Drug Association, the Regulatory Affairs Professional Society, and the International Society for Pharmaceutical Engineers.

Pedro J. Lasanta has served as our Chief Financial Officer and Vice President - Finance and Administration since November 2007, and our Secretary since December 1, 2014. From 2006 until October 2007, Mr. Lasanta was in private practice as an accountant, tax and business counselor. From 1999 until 2006, Mr. Lasanta was the Chief Financial Officer for Pearle Vision Center PR, Inc. In the past, Mr. Lasanta was also an audit manager for Ernst & Young, formerly Arthur Young &Company. He is a cum laude graduate in business administration (accounting) from the University of Puerto Rico. Mr. Lasanta is a Certified Public Accountant. In 2012, he was awarded the Puerto Rico Manufacturers Association (North Region) Service Manager of the Year. Mr. Lasanta has served as a Member of the Puerto Rico District Export Council for the U.S. Department of Commerce since January 2014.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides the compensation paid to our principal executive officer and other executive officers whose total compensation exceeded $100,000 for the fiscal years ended October 31, 2018 and 2017 (the "Named Executive Officers").

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards ($) (1)	Option Awards ($)(1)	All Other Compensation	Total
Victor Sanchez	2018	$220,600	$-	$-	$13,192	$14,950(2)	$248,742
President and	2017	$220,600	$20,000(3)	$4,167	$9,894	$14,950(2)	$269,611
Chief Executive Officer

Pedro Lasanta,	2018	$160,600	$75,000(4)	$-	$13,192	$-	$248,792
Chief Financial Officer, Vice President	2017	$160,600	$-	$-	$9,894	$-	$170,494
-Finance and Administration and Secretary
__________
(1)
Amounts shown do not reflect compensation received by the executive officers. Instead, the amounts shown are the compensation costs recognized by us in fiscal year 2018 and 2017 for option grants and restricted units awards, as applicable, that were made to officers as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of option and restricted stock units awards are set forth under Note K - Stock Options, Restricted Stock Units and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2018 included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2018.
(2)
Represents health insurance plan expenses incurred pursuant to Mr. Sanchez’s employment agreement.
(3)
Represents bonus for services in fiscal 2017, which were paid in February 2018.
(4)
Represents bonus for services in fiscal 2018, which were paid in November 2018.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes information regarding equity-based awards held by our Named Executive Officers as of October 31, 2018.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Victor Sanchez	-	41,625(1)	$0.86	Dec. 16, 2020	-	$-	-	-

Pedro Lasanta	-	41,625(1)	$0.86	Dec. 16, 2020	-	$-	-	-

(1)
Represents options to purchase 41,625 shares of common stock which were granted on December 17, 2015. These options vested in full on December 17, 2018, and were exercised in full in February 2019.

Employment Agreements and Consulting Agreement

Victor Sanchez – Employment Agreement

On January 1, 2015, the Company entered into an Employment Agreement with Victor Sanchez, the President, Chief Executive Officer and President of Europe Operations of the Company (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Sanchez is entitled to receive an annual base salary of $220,000 and such discretionary bonus, stock options and other equity-based incentives as determined by the Compensation Committee of the Company. Also, Mr. Sanchez is entitled to receive benefits provided to all other executive officers of the Company.

Also, pursuant to the Employment Agreement, if the Company terminates the Employment Agreement and Mr. Sanchez’s employment other than for death, disability or cause, the Company shall (1) pay to Mr. Sanchez within 30 days after the date of termination (a) a lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976, known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher; (b) any bonuses that he may have earned up to the date of his termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by him will become vested and exercisable for a three month period following the termination. Also, pursuant to the Employment Agreement, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Mr. Sanchez will become vested and exercisable immediately prior to such event. If the Employment Agreement is terminated for death, disability or cause, no additional compensation will be payable subsequent to the date of such termination. The Employment Agreement also includes standard provisions relating to non-competition, non-solicitation and confidentiality.

Pedro Lasanta – Employment Agreement

On November 5, 2007, we entered into an employment agreement with Pedro Lasanta, our chief financial officer, for a one year term pursuant to which we paid Mr. Lasanta an annual salary of $100,000 plus a monthly car allowance of $500. Mr. Lasanta’s employment agreement has a non-competition provision pursuant to which he agrees that during the term of the agreement and for one year thereafter, Mr. Lasanta will not, directly or indirectly, engage in a competing business or solicit any customer or seek to persuade any customer to reduce the amount of business it does with us or seek to persuade any employee to leave our employment.

On December 17, 2008, we entered into an amendment to the employment agreement with Pedro Lasanta pursuant to which the term of the contract was extended indefinitely. The amended employment agreement provides that we will pay Mr. Lasanta an annual salary of $110,000 and an annual bonus in cash or Company stock options to be granted based on performance metrics to be established. Pursuant to the amended employment agreement, we will grant Mr. Lasanta options to purchase 30,000 shares of Company stock having an exercise price equal to fair market value on the date of grant and vesting in three equal annual installments beginning one year from November 1, 2008. In addition, upon termination of Mr. Lasanta’s employment for reasons other than those set forth in his amended employment agreement, Mr. Lasanta will receive a lump-sum severance payment in an amount equivalent to six months of his salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976 known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher. All other terms and conditions of Mr. Lasanta’s employment agreement remain the same.

On March 11, 2009, upon the approval of the Company’s Compensation Committee, the Company entered into an Amendment to Employment Agreement with Pedro J. Lasanta to reduce Mr. Lasanta’s current annual base salary from $110,000 to $106,000 and to eliminate Mr. Lasanta’s automobile allowance effective March 1, 2009. Effective January 1, 2010, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to restore Mr. Lasanta's annual base salary to $110,000. On January 31, 2012, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta's annual base salary from $110,000 to $125,000. On December 31, 2012, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta's annual base salary from $125,000 to $150,000 as of January 1, 2013. All other terms and conditions of Mr. Lasanta's employment agreement, as amended, remain the same.

On February 17, 2014, the Company amended the Employment Agreement of Pedro Lasanta, dated November 5, 2007, to increase Mr. Lasanta’s salary to $160,000, effective January 1, 2014 (the "Lasanta Amendment"). Also, pursuant to the Lasanta Amendment, if the Company terminates the employment agreement of Mr. Lasanta other than for death, disability or cause, the Company shall (1) pay to the executive within 30 days after the date of termination (a) a lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976, known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher; (b) any bonuses that the executive may have earned up to the date of his termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by the executive will become vested and exercisable for a three month period following the termination. Also, pursuant to the Lasanta Amendment, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Mr. Lasanta will become vested and exercisable immediately prior to such event.

Elizabeth Plaza - Consulting Agreement

On December 31, 2013, the Company entered into a Consulting Agreement with Strategic Consultants International, LLC (the “Consultant”) and Ms. Elizabeth Plaza, effective as of January 1, 2014. On January 1, 2015, the consulting agreement was amended to extend the term of the Consulting Agreement for an additional year to December 31, 2015. On December 30, 2015, the consulting agreement was amended to extend the term of the consulting agreement for an additional year to December 31, 2016 and to amend the monthly retainer to $31,500 effective January 1, 2016. On January 17, 2017, the consulting agreement was amended to extend the term of the consulting agreement for an additional year to December 31, 2017 and to amend the monthly retainer to $42,000 effective January 1, 2017. On January 8, 2018, the consulting agreement was amended to extend the term of the consulting agreement for an additional year to December 31, 2018 (the “Extension Term”). The Company will compensate Consultant a monthly retainer of $33,700 during the Extension Term. Additionally, in the event the Company achieves at least eighty percent (80%) of its budget for the year ending October 31, 2018, Consultant shall receive a payment in the amount of $100,000 (the “Incentive Fee”). If the Company achieves one hundred percent (100%) or more of its budget for the year ending October 31, 2018, the Incentive Fee shall be $120,000. On December 31, 2018, the consulting agreement was amended to extend the term of the consulting agreement for an additional year to December 31, 2019 and maintain the past compensation structure, including an Incentive Fee for the year ending October 31, 2019. All other terms and conditions of the Consulting Agreement remain the same. Pursuant to the consulting agreement, the Consultant will consult with the Board regarding the Company’s strategic initiatives, company services, management, operations and other matters as may be requested from time to time by the Board. In addition to the monthly fee, Ms. Plaza will receive a company automobile and such insurance as she was provided by the Company during her last year of employment with the Company. The consulting agreement also included standard provisions relating to non-competition, confidentiality, and nondisparagement.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP MANAGEMENT

The following table provides information as to shares of common stock beneficially owned as of April 18, 2019 by:

●
each director;
●
each officer named in the summary compensation table (“Named Executive Officers”);
●
each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and
●
all directors and executive officers as a group.

As of April 18, 2019, the Company had 22,996,481 shares of common stock outstanding. As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights and the address for each person is c/o Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646.

Name	Shares of Common Stock Beneficially Owned at April 18, 2019	Percentage
Directors and Executive Officers
Elizabeth Plaza(1)	9,169,518	39.8%
Dov Perlysky(2)	2,027,455	8.8%
Kirk Michel(3)	428,469	1.9%
Howard Spindel(4)	95,310	*
Irving Wiesen(5)	95,205	*
Victor Sanchez(6)	10,224	*
Pedro Lasanta(7)	94,552	*
All Directors and Executive Officers as a group
(seven persons)(8)	11,920,733	51.2%
5% or Greater Stockholders
Venturetek, L.P.(9)	3,132,932	13.6%
Ramon Luis Dominguez Thomas (10)	2,060,060	8.9%
Addison McKinley Levi III (11)	2,050,059	8.9%
______________
* Less than 1%.

(1)
Includes 4,099,241 shares owned by Ms. Plaza directly and 5,070,277 shares subject to a voting proxy in favor of Ms. Plaza. In conjunction with certification as a minority controlled business, Ms. Plaza received irrevocable proxies (“Voting Proxies”) to vote an aggregate of 5,070,277 shares of the Company’s common stock from Venturetek LP, Krovim, LLC and LDP Family Partnership.

(2)
The shares of common stock beneficially owned by Mr. Perlysky include (i) 30,110 shares directly owned, (ii) 1,164,554 shares of common stock owned by Krovim, LLC, (iii) 772,791 shares owned by LDP Family Partnership and (iv) options issued to Mr. Perlysky to purchase 60,000 shares of common stock, which are vested as of April 18, 2019. Elizabeth Plaza exercises voting power over the shares owned by Krovim pursuant to a Voting Proxy and Mr. Perlysky as the manager of Nesher, LLC, which is the manager of Krovim, may be deemed to exercise dispositive power over these shares. Mr. Perlysky disclaims beneficial interest in the shares owned by Krovim. Elizabeth Plaza exercises voting power over the shares owned by the LDP Family Partnership pursuant to a Voting Proxy and Mr. Perlysky’s wife, the general partner of LDP Family Partnership, is deemed to exercise dispositive power over these shares. Mr. Perlysky disclaims beneficial ownership in the securities owned by his wife.

(3)
The shares of common stock beneficially owned by Mr. Michel consist of (i) 17,763 shares directly owned, (ii) 70,000 shares of common stock issuable upon exercise of options, which are vested as of April 18, 2019, and (iii) 340,706 shares of common stock owned by KEMA Advisors, of which Mr. Michel is managing director.

(4)
The shares of common stock owned by Mr. Spindel represent 25,310 shares owned by his spouse and 70,000 shares issuable upon exercise of options, which are vested as of April 18, 2019. Mr. Spindel disclaims beneficial ownership of the shares held by his spouse.

(5)
The shares of common stock owned by Mr. Wiesen represent 25,205 shares directly owned and 70,000 shares issuable upon exercise of options, which are vested as of April 18, 2019.

(6)
The shares of common stock owned by Mr. Sanchez represent 10,224 shares directly owned.

(7)
The shares of common stock owned by Mr. Lasanta represent 94,552 shares directly owned.

(8)
Includes 270,000 shares issuable upon the exercise of options, which are vested as of April 18, 2019.

(9)
This information was obtained from Amendment No. 4 to Schedule 13 D/A filed by Venturetek, L.P. (“Venturetek”) on September 6, 2011. Does not include 1,565,058 shares underlying warrants, which warrants expired in January 2011, listed in the Schedule 13 D/A filed on January 5, 2011. Mr. David Selengut, the manager of TaurusMax LLC, which is the general partner of Venturetek has sole dispositive power and Elizabeth Plaza has sole voting power over these shares pursuant to a Voting Proxy. The mailing address for Venturetek, L.P. is 150 East 42nd Street, New York, NY 10017.

(10)
This information was obtained from a Schedule 13D filed by Ramon Luis Dominguez Thomas on March 27, 2014. The business address for this person is c/o San Juan Holdings, Inc., MCS Plaza, Suite #305, 255 Ponce de Leon Avenue, San Juan, PR, 00917.

(11)
This information was obtained from a Schedule 13D filed by Addison McKinley Levi III on March 27, 2014. The business address for this person is 6414 Stanton Drive, Apartment #208, Charlotte, North Carolina 28216.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended October 31, 2018, all such filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

In February 2007, we entered into an agreement for our main resource facilities in Dorado, Puerto Rico with Plaza Professional Center, Inc., a company controlled by Elizabeth Plaza, our Chairman of the Board. These facilities accommodate our Puerto Rico consulting and headquarters offices, and accommodated our testing laboratory through September 2018. The agreement is for a five year term, with initial monthly installments of $18,750, which will increase by 5% annually. The agreement also requires the payment of utilities, property taxes, insurance and a portion of expenses incurred by the affiliate in connection with the maintenance of common areas. The agreement provided for a renewal option under the same terms, which became effective February 2012 for a period of five additional years. In July 2016, with effective date January 1, 2016, the Company renegotiated the lease agreement. It incorporated additional space for a laboratory testing facility expansion, is for a five-year term, with a renewal option of five years, and monthly rental payments of $30,316 for the term of the lease agreement and renewal option. The lease agreement also requires the payment of utilities, property taxes, insurance and expenses incurred by the affiliate in connection with the maintenance of common areas. As part of the Company’s sale of substantially all of its laboratory business assets (“Laboratory Assets”) in September 2018, this lease was amended to (i) allow the Company to sublease to the Laboratory Assets purchaser (the “Subtenant”) the laboratory leased space area, and (ii) if Subtenant defaults under the sublease or terminates the sublease, the Company shall have the option to either (a) terminate the sublease and re-occupy the subleased premises pursuant to the terms of the lease, or (b) modify the lease to terminate the lease for the portion of the premises that is the subleased premises only, without penalty. During the years ended October 31, 2018 and October 31, 2017, we paid approximately $363,800 for each year, respectively, to Plaza Professional Center, Inc. in connection with the lease of these facilities.

Also, see Employment Agreements and Consulting Agreement - Elizabeth Plaza - Consulting Agreement above for a description of the Consulting Agreement. Under the Consulting Agreement we paid for the year ended October 31, 2018, consulting fees, an incentive fee, a bonus and company lease payments for the vehicle under Elizabeth Plaza’s use in the amount of $421,000, $120,000, $125,000 and 15,502, respectively. For the year ended October 31, 2017, we paid consulting fees and company lease payments in the amount of $483,000 and $17,792, respectively.

On November 28, 2014, Pharma-Bio PR entered into an Independent Contractor Agreement with Nelida Plaza, Elizabeth Plaza’s sister, pursuant to which Ms. N. Plaza provides independent services with project deliverables as requested by Pharm-Bio PR at a rate ranging from $90 to $125 per hour. During the years ended October 31, 2018 and 2017, Ms. N. Plaza was compensated $183,032 and $181,045, respectively, pursuant to the Independent Contractor Agreement.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended October 31, 2018, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about us.

Additional copies of our Form 10-K for the year ended October 31, 2018 may be obtained without charge by writing to Mr. Pedro J. Lasanta, Chief Financial Officer, Vice President - Finance and Administration and Secretary, Pharma-Bio Serv, Inc., #6 Road 696, Dorado, Puerto Rico, 00646. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Proxy Solicitation Costs

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or via the internet, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

Deadline for Submission of Stockholder Proposals for the 2020 Annual Meeting

Proposals of stockholders intended to be presented at the 2020 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than December 28, 2019 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our Company at our principal offices no later than December 28, 2019. If notice of any stockholder proposal is received after December 28, 2019, then the notice will be considered untimely and we are not required to present such proposal at the 2020 Annual Meeting, then the persons named in proxies solicited by the board of directors for the 2020 Annual Meeting may exercise discretionary voting power with respect to such proposal.

A copy of the Annual Report has been mailed to every stockholder of record. The Annual Report is not considered proxy soliciting material.

April 26, 2019

0

PHARMA-BIO SERV, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Elizabeth Plaza and Pedro J. Lasanta or either of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2019 Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the "Company"), to be held at 9:30 a.m. local time, on Wednesday, May 29, 2019, at the Hilton Philadelphia at Penn's Landing located at 201 South Christopher Columbus Boulevard, Philadelphia, Pennsylvania 19106, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

PHARMA-BIO SERV, INC.

May 29, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230304000000001000 5 052919

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1-3 AND "3 YEARS" FOR PROPOSAL 4 LISTED BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following two (2) directors: Class III

NOMINEES:
- ○ Elizabeth Plaza
- ○ Howard Spindel

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years.	☐	☐	☐	☐

5. In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated April 26, 2019.

The shares represented by this proxy will be voted on Proposals 1 - 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Proposals 1 – 3 and for 3 years for Proposal 4.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

PHARMA-BIO SERV, INC.

May 29, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20230304000000001000 5 052919

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1-3 AND "3 YEARS" FOR PROPOSAL 4 LISTED BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following two (2) directors:
   Class III

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Elizabeth Plaza
○ Howard Spindel

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years.	☐	☐	☐	☐

5. In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated April 26, 2019.

The shares represented by this proxy will be voted on Proposals 1 - 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Proposals 1 – 3 and for 3 years for Proposal 4.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.